September 1, 2010

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
Supplement to Current Statement of Additional Information
dated March 1, 2010

            The following information supersedes any contrary information contained in the section of the fund's Statement of Additional Information entitled "Dividends, Distributions and Taxes:"

           The fund's earnings for Saturdays, Sundays, and holidays are declared as dividends on the preceding business day.